UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Global Bond Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investments in securities of foreign issuers, including issuers of emerging markets, present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets, especially emerging markets, generally exhibit greater price volatility and are less liquid than the US market. Additionally, derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions. Moreover, this fund is "nondiversified" and can take larger positions in fewer issuers, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.49%, 2.27% and 2.24% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 18, 2001 are derived from the historical performance of Class S shares of DWS Global Bond Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Global Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.88%	8.98%	4.46%	5.02%	5.30%
Class B	4.59%	8.15%	3.68%	4.17%	4.46%
Class C	4.49%	8.16%	3.65%	4.16%	4.47%
Citigroup World Government Bond Index+	8.50%	15.13%	5.57%	7.17%	6.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 10.33	$ 10.34	$ 10.33
10/31/07	$ 9.97	$ 9.97	$ 9.97
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .13	$ .09	$ .09
April Income Dividend	$ .0208	$ .0144	$ .0145
SEC 30-day Yield as of 4/30/08++	2.20%	1.54%	1.56%
Current Annualized Distribution Rate as of 4/30/08++	2.42%	1.67%	1.68%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yields would have been 2.00%, 1.28% and 1.34% for Class A, B and C shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rates would have been 2.22%, 1.41% and 1.46% for Class A, B and C shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — Global Income Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	56	of	110	51
3-Year	51	of	95	54
5-Year	58	of	84	69

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,408	$10,886	$12,203	$16,009
	Average annual total return	4.08%	2.87%	4.06%	4.82%
Class B	Growth of $10,000	$10,515	$10,944	$12,164	$15,471
	Average annual total return	5.15%	3.05%	4.00%	4.46%
Class C	Growth of $10,000	$10,816	$11,136	$12,259	$15,485
	Average annual total return	8.16%	3.65%	4.16%	4.47%
Citigroup World Government Bond Index+	Growth of $10,000	$11,513	$11,767	$14,139	$19,115
	Average annual total return	15.13%	5.57%	7.17%	6.69%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances (Please refer to the Fund's Statement of Additional Information).

All performance shown is historical, assumes reinvestments of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.22% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Global Bond Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	5.01%	9.26%	4.74%	5.27%	5.57%
Citigroup World Government Bond Index+	8.50%	15.13%	5.57%	7.17%	6.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 10.32
10/31/07	$ 9.96
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .14
April Income Dividend	$ .0230
SEC 30-day Yield as of 4/30/08++	2.56%
Current Annualized Distribution Rate as of 4/30/08++	2.67%
++ The SEC yield is net investment income per share earned over the month ended April 30, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 2.34% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.45% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — Global Income Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	50	of	110	46
3-Year	48	of	95	50
5-Year	54	of	84	64
10-Year	21	of	54	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,926	$11,490	$12,930	$17,196
	Average annual total return	9.26%	4.74%	5.27%	5.57%
Citigroup World Government Bond Index+	Growth of $10,000	$11,513	$11,767	$14,139	$19,115
	Average annual total return	15.13%	5.57%	7.17%	6.69%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,048.80	$ 1,045.90	$ 1,044.90	$ 1,050.10
Expenses Paid per $1,000*	$ 6.47	$ 10.28	$ 10.27	$ 5.20
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,018.55	$ 1,014.82	$ 1,014.82	$ 1,019.79
Expenses Paid per $1,000*	$ 6.37	$ 10.12	$ 10.12	$ 5.12
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Bond Fund	1.27%	2.02%	2.02%	1.02%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Global Bond Fund's strategy and the market environment during the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global bond markets perform during the semiannual reporting period?

A: The past six months proved to be an excellent time to be invested in government bonds, but a very challenging period to have exposure to other areas of the bond market. Investor sentiment remained pressured by worries that problems in the housing and credit markets were beginning to spread to the broader economy. The result was a "flight to quality" into government issues and a corresponding downturn in other sectors of the bond market.

Looking first at US government bonds, concerns about economic growth and the increasingly accommodative policy of the US Federal Reserve Board (the Fed) sparked a rally in US Treasuries. The yield on the two-year Treasury fell from 3.94% to 2.29% during the period, while the yield on the 10-year declined from 4.47% to 3.76%. Yields also fell in Europe, Japan and the United Kingdom, making government issues the strongest-performing area within the fixed income asset class.

The environment of elevated investor risk aversion proved to be a negative for other segments of the bond market, however. Investment-grade corporate debt lagged Treasuries, reflecting concerns that slower economic growth would weigh on companies' earnings and balance sheets. High-yield corporate debt also performed poorly on a relative basis, while emerging-markets debt lagged due to worries that slowing growth in the US economy would ultimately spread overseas.

Despite the variety of issues weighing on investor sentiment, the semiannual period ended on a fairly upbeat note due to the aggressive actions of the Fed. In addition to cutting the benchmark federal funds rate (the overnight rate banks charge when they borrow money from each other), the central bank took a variety of measures to bolster liquidity in the financial system. The Fed also helped engineer the survival of the troubled broker Bear Stearns, indicating to investors that Chairman Ben Bernanke will take extraordinary steps to ensure stability. The result was a recovery for high-yield bonds, investment-grade issues and emerging-markets debt that began in the latter half of March and carried through the end of April. At the same time, government bonds gave back some ground in a reflection of stronger investor risk appetites.

Q: How did the fund perform in this environment?

A: The total return of the fund's Class A shares during the six months ended April 30, 2008, was 4.88%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for complete performance information.) The fund's return trailed the 8.50% return of its benchmark, the Citigroup World Government Bond Index, but outpaced the 3.02% average return of the funds in its Lipper peer group, Global Income Funds.1,2

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Income Funds category includes funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. Category returns assume reinvestment if dividends. It is not possible to invest directly into a Lipper category.

Q: What elements of the fund's positioning had the most important impact on performance?

A: The most important factor in the fund's performance was its non-weighting in corporate issues and high-yield bonds. Given that these asset classes proved to be among the worst-performing areas of the bond market during the past six months, the decision to hold a zero weighting provided the fund with a benefit relative to its peers. From a broader standpoint, we believe the downturn in corporates and high yield has created an opportunity. We therefore have been keeping a close eye on these groups, waiting for their performance to stabilize in order to take advantage of the increase in yields.

A portion of the benefit achieved by not owning corporates and high yield was offset by the fund's position in another segment of the bond market not represented in the benchmark — the emerging markets. The underperformance of the asset class meant the fund's weighting had a negative impact on relative performance. The fund held a relatively conservative positioning in the emerging markets, however, and this helped limit the negative impact on the fund's return.

Turning to the developed markets, the most notable aspect of the fund's positioning was what is known as a "steepener" trade. This refers to a trade that can benefit if the yield curve steepens, or in other words, if short-term bonds outperform long-term bonds. Our basis for this positioning was that interest rate cuts by the world's central banks, most notably the Fed, are causing yields on short-term bonds to fall (and prices to rise). At the same time, rising inflation pressures are causing longer-term yields to increase (as prices fall). The fund had this steepener trade in place in the US and Europe, which proved helpful to the fund's performance.

Our views on inflation also prompted us to take a position in US Treasury Inflation Protected Securities, or TIPS. These are securities whose principal is tied to the Consumer Price Index (CPI). When inflation rises, so does the value of the principal invested in TIPS. Our basis for this purchase was that TIPS were inexpensive in relation to our expectations for inflation. And in recent months, the data have indeed shown an uptick in inflation: US CPI increased 4.3% over year-ago levels in January, then rose 4.0% year-over-year in February. The result was positive performance for TIPS, which added marginally to the performance of the fund.

The fund has been underweight in Europe, a positive for performance given that the reluctance of the European Central Bank (ECB) to cut interest rates has pressured the region's bond markets.3 The fund has been positioned with an underweight in Spain, Italy and Greece, and a corresponding underweight in Germany. We are looking for opportunities to increase the fund's weighting in Europe, reflecting our expectation that slower growth will ultimately force the ECB to lower rates. In Japan, meanwhile, we have favored shorter-term bonds over longer-term issues.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In terms of currency positioning, relative performance was hurt by the fact that the fund held a higher weight in the weak US dollar than the benchmark. Typically, the fund holds about 55-65% of assets in the dollar — far above the 20% level of the Citigroup World Government Bond Index. As a result, weakness in the dollar — which we witnessed during the past six months — tends to weigh on the fund's relative performance. We added value through our decision to take the opposite side of the global carry trade, however. A "carry trade" occurs when investors borrow in lower-yielding countries — such as Japan and Switzerland — to invest in higher-yielding countries such as Canada and New Zealand. This trade typically pressures the currencies that are borrowed and boosts those that are purchased. For the fund, therefore, taking the opposite side of the carry trade meant establishing overweights in currencies that had been pressured by this trade — such as the Japanese yen and Swiss franc — and maintaining underweights in the beneficiaries, such as the Canadian and New Zealand dollar. Given that the carry trade did indeed reverse during the past six months, this positioning worked to the benefit of the fund.

No meaningful duration positions were established during the quarter. Duration is a measure of interest rate sensitivity: an above-benchmark duration, for example, means the fund has a higher exposure to interest rate moves — a positive if bond prices rise. We saw little value to be added in this area, so we maintained a duration near that of the benchmark.

Q: What is your overall view on the markets?

A: Believing that the real economic impact of the credit crunch may not yet be over, we expect global economic growth to remain weak. Tighter lending standards are likely to pressure the heavily indebted US consumer amid the deteriorating housing and labor markets, indicating that a recovery is still some way off. High commodity prices are an additional drag on growth. A protracted US slowdown, together with a less active Fed and continued tightness in financial conditions, should also act as a headwind to the major global economies outside of the United States. Such an environment suggests volatility, and risk aversion will remain elevated for some time. While this means that caution is warranted, we also view it as an opportunity to take advantage of short-term mispricings to establish longer-term investments.

Portfolio Summary

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/08	10/31/07

Japan	24%	26%
US	14%	8%
Netherlands	13%	7%
Germany	10%	21%
Italy	9%	2%
United Kingdom	5%	5%
Belgium	4%	—
Sweden	3%	3%
France	3%	5%
Austria	2%	6%
Argentina	1%	1%
Other	12%	16%
	100%	100%
Interest Rate Exposure	4/30/08	10/31/07

Euro	44%	41%
Japan	24%	25%
US	20%	15%
Other Europe	4%	8%
Other Dollar Bloc	8%	11%
	100%	100%
Currency Exposure(a)	4/30/08	10/31/07

US	56%	57%
Japan	16%	17%
Euro	16%	14%
Other Europe	5%	8%
Other Dollar Bloc	7%	4%
	100%	100%
(a) Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Foreign Denominated Debt Obligations 75.7%
Argentine Peso 0.1%
Republic of Argentina, 2.0%, 1/3/2010 (Cost $81,653)	270,000	81,018
Australian Dollar 1.5%
Government of Australia, Series 217, 6.0%, 2/15/2017 (Cost $2,196,340)	2,430,000	2,248,058
British Pound 4.8%
European Investment Bank, 4.875%, 9/7/2016	750,000	1,470,378
United Kingdom:
4.0%, 9/7/2016	905,000	1,728,911
4.25%, 6/7/2032	860,000	1,613,840
4.25%, 3/7/2036	567,500	1,080,857
8.0%, 6/7/2021	435,000	1,127,325
(Cost $6,997,644)		7,021,311
Canadian Dollar 0.2%
Government of Canada, Series WL43, 5.75%, 6/1/2029 (Cost $251,397)	240,000	291,806
Euro 41.3%
Aviva PLC, 5.7%, 9/29/2049	450,000	631,952
BA Credit Card Trust, Series 03A5, 4.15%, 4/19/2010	900,000	1,365,926
Bank Nederlandse Gemeenten NV, 4.0%, 3/2/2009	3,000,000	4,657,886
Bundesrepublic Deutschland:
Series 04, 4.25%, 7/4/2014	4,920,000	7,784,304
Series 03, 4.75%, 7/4/2034	2,140,000	3,386,014
Series 00, 5.25%, 1/4/2011	725,000	1,173,474
Series 00, 5.5%, 1/4/2031	910,000	1,582,621
Buoni Poliennali Del Tesoro:
2.75%, 6/15/2010	1,550,000	2,357,903
4.0%, 4/15/2012	1,160,000	1,801,593
4.0%, 2/1/2017	1,100,000	1,661,602
5.25%, 8/1/2017	1,060,000	1,753,221
5.75%, 2/1/2033	1,420,000	2,452,489
6.0%, 5/1/2031	450,000	797,806
6.5%, 11/1/2027	460,000	856,929
Government of France, 4.25%, 10/25/2023	3,160,000	4,734,794
Government of the Netherlands:
4.5%, 7/15/2017	1,330,000	2,115,806
5.0%, 7/15/2011	3,670,000	5,909,948
Kingdom of Belgium, 4.0%, 3/28/2013	3,190,000	4,951,092
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017	440,000	680,340
Rabobank Nederland-Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Series 1511, 3.75%, 9/15/2009	3,000,000	4,625,845
Republic of Austria, 144A, 4.0%, 9/15/2016	1,740,000	2,673,128
Republic of Greece:
4.3%, 7/20/2017	715,000	1,092,043
4.5%, 9/20/2037	485,000	684,353
Standard Chartered PLC, 4.875%, 3/11/2011	400,000	607,779
(Cost $55,572,354)		60,338,848
Japanese Yen 22.9%
Government of Japan:
Series 50, 0.8%, 9/20/2010	306,000,000	2,941,384
Series 235, 1.4%, 12/20/2011	1,081,000,000	10,529,596
Series 256, 1.4%, 12/20/2013	442,000,000	4,296,805
Series 15, 1.4%, 3/10/2018	168,155,000	1,626,649
Series 289, 1.5%, 12/20/2017	753,000,000	7,222,406
Series 64, 1.9%, 9/20/2023	55,000,000	522,568
Series 73, 2.0%, 12/20/2024	83,000,000	788,864
Series 13, 2.0%, 12/20/2033	137,000,000	1,208,318
Series 74, 2.1%, 12/20/2024	437,000,000	4,212,203
(Cost $30,734,652)		33,348,793
Malaysian Ringgit 1.5%
Government of Malaysia, Series 04/04, 4.032%, 9/15/2009 (Cost $1,879,158)	6,900,000	2,203,856
Norwegian Krone 0.1%
Government of Norway, 5.5%, 5/15/2009 (Cost $146,788)	850,000	167,251
Swedish Krona 3.3%
Government of Sweden:
Series 1043, 5.0%, 1/28/2009	22,100,000	3,712,434
Series 1046, 5.5%, 10/8/2012	6,000,000	1,061,116
(Cost $4,220,541)		4,773,550
Total Foreign Bonds — Non US$ Denominated (Cost $102,080,527)		110,474,491

US Dollar Denominated Debt Obligations 18.6%
United States Dollar
Dominican Republic, Series REG S, 9.04%, 1/23/2018 (PIK)	262,315	281,989
Gaz Capital, Series REG S, 6.51%, 3/7/2022	530,000	487,441
Government National Mortgage Association, 7.0%, with various maturities from 1/15/2029 until 2/15/2029	136,981	145,446
Government of Ukraine, Series REG S, 6.75%, 11/14/2017	590,000	581,616
International Bank for Reconstruction & Development, 5.17%, 7/10/2008	700,000	702,911
Majapahit Holding BV, Series REG S, 7.75%, 10/17/2016	350,000	346,163
Petroleos de Venezuela SA, 5.25%, 4/12/2017	380,000	250,800
Republic of Argentina:
3.092%*, 8/3/2012 (PIK)	306,250	262,562
Series X, 7.0%, 4/17/2017	790,000	515,299
Republic of Colombia, 7.375%, 9/18/2037	780,000	869,700
Republic of Ecuador:
Series REG S, 9.375%, 12/15/2015	260,000	275,925
Series REG S, 10.0%, 8/15/2030	260,000	261,950
Republic of Indonesia:
Series REG S, 6.625%, 2/17/2037	1,380,000	1,229,925
Series REG S, 8.5%, 10/12/2035	130,000	142,181
Republic of Pakistan, Series REG S, 6.875%, 6/1/2017	160,000	136,000
Republic of Panama, 6.7%, 1/26/2036	120,000	124,500
Republic of Peru:
6.55%, 3/14/2037	630,000	661,500
7.35%, 7/21/2025	770,000	898,975
Republic of Philippines:
8.0%, 1/15/2016	590,000	675,550
8.25%, 1/15/2014	290,000	331,673
Republic of Venezuela:
5.75%, 2/26/2016	330,000	259,875
8.5%, 10/8/2014	255,000	239,063
10.75%, 9/19/2013	216,000	223,020
US Treasury Bond, 7.25%, 5/15/2016 (a)	2,000,000	2,502,812
US Treasury Notes:
3.5%, 8/15/2009 (a)	7,000,000	7,123,046
4.25%, 11/15/2014	1,130,000	1,195,593
4.625%, 12/31/2011	740,000	789,950
5.0%, 8/15/2011 (a)	5,200,000	5,602,189
Total US Dollar Denominated Debt Obligations (Cost $27,041,721)		27,117,654
	Shares	Value ($)

Securities Lending Collateral 9.5%
Daily Assets Fund Institutional, 2.88% (b) (c) (Cost $13,855,625)	13,855,625	13,855,625

Cash Equivalents 2.9%
Cash Management QP Trust, 2.54% (b) (Cost $4,215,230)	4,215,230	4,215,230
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $147,193,103)+	106.7	155,663,000
Other Assets and Liabilities, Net	(6.7)	(9,817,918)
Net Assets	100.0	145,845,082
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2008.
+ The cost for federal income tax purposes was $147,717,187. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $7,945,813. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $8,938,632 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $992,819.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $13,396,548 which is 9.2% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending. Income earned by the fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

As of April 30, 2008, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
USD	1,254,106	AUD	8,933,000	7/16/2008	41,069
EUR	948,261	JPY	149,940,000	7/16/2008	11,160
EUR	26,118,000	USD	41,166,434	7/16/2008	529,940
EUR	10,292	JPY	1,152,617	7/16/2008	92
JPY	1,110,176,000	USD	11,028,531	7/16/2008	304,148
SEK	8,445,000	USD	1,413,224	7/16/2008	8,569
Total net unrealized appreciation					894,978
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
AUD	2,125,000	USD	1,956,445	7/16/2008	(27,849)
USD	444,621	CHF	447,000	7/16/2008	(12,879)
USD	155,075	CNY	1,048,000	7/16/2008	(3,128)
GBP	1,540,000	USD	3,018,623	7/16/2008	(26,599)
GBP	740,000	USD	1,461,533	7/16/2008	(1,755)
GBP	729,000	USD	1,425,571	7/16/2008	(15,966)
USD	422,486	JPY	43,166,000	7/16/2008	(5,983)
EUR	948,261	JPY	149,940,000	7/16/2008	(38,110)
EUR	1,152,617	JPY	11,140	7/16/2008	(5)
USD	3,128,553	NOK	15,850,000	7/16/2008	(37,320)
USD	607,835	PLN	1,328,000	7/16/2008	(11,273)
USD	1,518,179	TWD	44,847,000	7/16/2008	(37,453)
Total net unrealized depreciation					(218,320)
Currency Abbreviations
AUD Australian Dollar
CHF Swiss Franc
CNY Chinese Yuan Renminbi
EUR Euro
GBP British Pound
JPY Japanese Yen
NOK Norwegian Krone
PLN Polish Zloty
SEK Swedish Krona
TWD New Taiwan Dollar
USD United States Dollar

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $129,122,248) — including $13,396,548 of securities loaned	$ 137,592,145
Investment in Daily Assets Fund Institutional (cost $13,855,625)*	13,855,625
Investment in Cash Management QP Trust (cost $4,215,230)	4,215,230
Total investments, at value (cost $147,193,103)	155,663,000
Foreign currency, at value (cost $1,322,359)	1,327,084
Receivable for investments sold	88,865
Interest receivable	2,174,577
Receivable for Fund shares sold	102,969
Unrealized appreciation on forward foreign currency exchange contracts	894,978
Foreign taxes recoverable	8,510
Net receivable on closed forward foreign currency exchange contracts	34,041
Due from Advisor	1,796
Other assets	36,407
Total assets	160,332,227
Liabilities
Cash overdraft	18,511
Payable for investments purchased	30,957
Payable upon return of securities loaned	13,855,625
Payable for Fund shares redeemed	92,392
Unrealized depreciation on forward foreign currency exchange contracts	218,320
Accrued management fee	71,094
Other accrued expenses and payables	200,246
Total liabilities	14,487,145
Net assets, at value	$ 145,845,082
Net Assets Consist of:
Undistributed net investment income	536,306
Net unrealized appreciation (depreciation) on: Investments	8,469,897
Foreign currency	767,524
Accumulated net realized gain (loss)	(124,753)
Paid-in capital	136,196,108
Net assets, at value	$ 145,845,082
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($35,733,579 ÷ 3,458,614 shares of capital stock outstanding, $.01 par value, 5,000,000 shares authorized)	$ 10.33
Maximum offering price per share (100 ÷ 95.50 of $10.33)	$ 10.82

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,844,648 ÷ 371,875 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 10.34

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,723,248 ÷ 747,436 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 10.33
Class S Net Asset Value, offering and redemption price(a) per share ($98,543,607 ÷ 9,546,865 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.32
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Interest (net of foreign taxes withheld of $459)	$ 2,337,771
Interest — Cash Management QP Trust	46,156
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	41,728
Total Income	2,425,655
Expenses: Investment management fee	422,624
Administration fee	68,719
Distribution and service fees	81,090
Services to shareholders	152,993
Custodian fee	36,372
Directors' fees and expenses	3,853
Reports to shareholders	78,760
Professional fees	60,817
Registration fees	20,117
Other	16,845
Total expenses before expense reductions	942,190
Expense reductions	(158,566)
Total expenses after expense reductions	783,624
Net investment income	1,642,031
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,634,813
Foreign currency	(4,175,419)
1,459,394
Change in net unrealized appreciation (depreciation) on: Investments	2,014,530
Foreign currency	1,357,336
3,371,866
Net gain (loss)	4,831,260
Net increase (decrease) in net assets resulting from operations	$ 6,473,291

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income	$ 1,642,031	$ 3,230,074
Net realized gain (loss)	1,459,394	551,397
Change in net unrealized appreciation (depreciation)	3,371,866	3,797,938
Net increase (decrease) in net assets resulting from operations	6,473,291	7,579,409
Distributions to shareholders from: Net investment income: Class A	(399,366)	(758,000)
Class B	(25,341)	(37,849)
Class C	(48,674)	(52,705)
Class S	(1,306,630)	(2,842,654)
Total distributions	(1,780,011)	(3,691,208)
Fund share transactions: Proceeds from shares sold	24,260,217	13,292,683
Reinvestment of distributions	1,501,633	3,096,146
Cost of shares redeemed	(14,960,049)	(34,280,411)
Redemption fees	1,605	3,619
Net increase (decrease) in net assets from Fund share transactions	10,803,406	(17,887,963)
Increase (decrease) in net assets	15,496,686	(13,999,762)
Net assets at beginning of period	130,348,396	144,348,158
Net assets at end of period (including undistributed net investment income of $536,306 and $674,286, respectively)	$ 145,845,082	$ 130,348,396

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.13	$ 9.58
Income (loss) from investment operations: Net investment income[b]	.12	.22	.21	.17	.22	.25
Net realized and unrealized gain (loss)	.37	.33	.24	(.05)	.42	.65
Total from investment operations	.49	.55	.45	.12	.64	.90
Less distributions from: Net investment income	(.13)	(.25)	(.79)	(.46)	(.42)	(.35)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.33	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.13
Total Return (%)[c]	4.88d**	5.92[d]	4.71[d]	.92[d]	6.71[d]	9.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	29	31	34	39	40
Ratio of expenses before expense reductions (%)	1.51*	1.60	1.66	1.51	1.43	1.39
Ratio of expenses after expense reductions (%)	1.27*	1.40	1.41	1.33	1.31	1.39
Ratio of net investment income (%)	2.26*	2.25	2.12	1.68	2.12	2.46
Portfolio turnover rate (%)	53**	237	183	224	161	134
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.14	$ 9.58
Income (loss) from investment operations: Net investment income[b]	.08	.14	.13	.09	.13	.17
Net realized and unrealized gain (loss)	.38	.33	.24	(.06)	.42	.66
Total from investment operations	.46	.47	.37	.03	.55	.83
Less distributions from: Net investment income	(.09)	(.17)	(.71)	(.37)	(.34)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.34	$ 9.97	$ 9.67	$ 10.01	$ 10.35	$ 10.14
Total Return (%)[c]	4.59d**	4.96[d]	3.93[d]	.06[d]	5.74[d]	8.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2	4	5	7
Ratio of expenses before expense reductions (%)	2.36*	2.38	2.88	2.49	2.43	2.19
Ratio of expenses after expense reductions (%)	2.02*	2.15	2.23	2.18	2.17	2.19
Ratio of net investment income (%)	1.51*	1.50	1.30	.83	1.26	1.66
Portfolio turnover rate (%)	53**	237	183	224	161	134
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.97	$ 9.66	$ 10.00	$ 10.35	$ 10.14	$ 9.58
Income (loss) from investment operations: Net investment income[b]	.08	.15	.13	.09	.13	.17
Net realized and unrealized gain (loss) on investment transactions	.37	.33	.24	(.07)	.42	.66
Total from investment operations	.45	.48	.37	.02	.55	.83
Less distributions from: Net investment income	(.09)	(.17)	(.71)	(.37)	(.34)	(.27)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.33	$ 9.97	$ 9.66	$ 10.00	$ 10.35	$ 10.14
Total Return (%)[c]	4.49d**	5.08[d]	3.94[d]	(.04)[d]	5.76[d]	8.76
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	4	3	4	4	5
Ratio of expenses before expense reductions (%)	2.21*	2.35	2.51	2.30	2.24	2.17
Ratio of expenses after expense reductions (%)	2.02*	2.14	2.22	2.17	2.16	2.17
Ratio of net investment income (%)	1.51*	1.51	1.31	.84	1.27	1.68
Portfolio turnover rate (%)	53**	237	183	224	161	134
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 9.96	$ 9.66	$ 10.00	$ 10.35	$ 10.13	$ 9.57
Income (loss) from investment operations: Net investment income[b]	.13	.24	.23	.20	.24	.27
Net realized and unrealized gain (loss)	.37	.34	.25	(.06)	.43	.67
Total from investment operations	.50	.58	.48	.14	.67	.94
Less distributions from: Net investment income	(.14)	(.28)	(.82)	(.49)	(.45)	(.38)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 10.32	$ 9.96	$ 9.66	$ 10.00	$ 10.35	$ 10.13
Total Return (%)	5.01c**	6.09[c]	5.11[c]	1.16[c]	6.86[c]	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	99	95	108	115	128	135
Ratio of expenses before expense reductions (%)	1.25*	1.33	1.41	1.22	1.19	1.14
Ratio of expenses after expense reductions (%)	1.02*	1.15	1.16	1.08	1.07	1.14
Ratio of net investment income (%)	2.51*	2.50	2.37	1.93	2.36	2.71
Portfolio turnover rate (%)	53**	237	183	224	161	134
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Bond Fund (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At October 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $1,089,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008, the expiration date, which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $66,984,381 and $67,118,286, respectively. Purchases and sales of US Treasury obligations aggregated $11,626,912 and $2,825,119, respectively.

C. Related Parties

Investment Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund, or delegates such responsibility to the Fund's subadvisor.

Pursuant to a written contract with the Advisor, Aberdeen Asset Management Investment Services Limited ("AAMISL") a direct, wholly owned subsidiary of Aberdeen PLC, serves as the subadvisor to the Fund. AAMISL is paid for its services by the Advisor from its fee as investment manager to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund's average daily net assets	.615%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

Effective November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.26%
Class B	2.01%
Class C	2.01%
Class S	1.01%

Accordingly, for the six months ended April 30, 2008 the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $22,974 and the amount charged aggregated $399,650 which was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

For the six months ended April 30, 2008, the Advisor reimbursed the Fund $13,695 of services to shareholders from non-affiliated entities for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008, the Advisor received an Administration Fee of $68,719, of which $12,050 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 32,436	$ 32,436
Class B	4,303	4,303
Class C	3,616	3,616
Class S	79,325	79,325
	$ 119,680	$ 119,680

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 10,882	$ 2,301
Class C	20,956	4,593
	$ 31,838	$ 6,894

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 38,681	$ 563	$ 12,768.24%
Class B	3,576	172	1,451.25%
Class C	6,995	759	2,308.25%
	$ 49,252	$ 1,494	$ 16,527

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008, aggregated $3,365.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008, the CDSC for Class B and Class C shares was $3,582 and $543, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $24.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,146, of which $4,191 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $724 to the non-continuing Independent Board members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,067,483	$ 10,989,225	566,042	$ 5,505,126
Class B	239,615	2,479,705	42,195	409,967
Class C	394,674	4,078,894	202,745	1,985,076
Class S	648,781	6,712,393	555,892	5,392,514
		$ 24,260,217		$ 13,292,683
Shares issued to shareholders in reinvestment of distributions
Class A	31,591	$ 324,986	63,420	$ 614,552
Class B	2,131	21,978	3,319	32,181
Class C	2,849	29,375	4,373	42,382
Class S	109,566	1,125,294	248,662	2,407,031
		$ 1,501,633		$ 3,096,146
Shares redeemed
Class A	(543,264)	$ (5,599,887)	(895,943)	$ (8,678,061)
Class B	(63,807)	(662,905)	(96,191)	(931,418)
Class C	(63,470)	(652,673)	(122,103)	(1,179,598)
Class S	(787,793)	(8,044,584)	(2,430,479)	(23,491,334)
		$ (14,960,049)		$ (34,280,411)
Redemption fees		$ 1,605		$ 3,619
Net increase (decrease)
Class A	555,810	$ 5,715,780	(266,481)	$ (2,558,146)
Class B	177,939	1,838,791	(50,677)	(489,179)
Class C	334,053	3,455,596	85,015	847,936
Class S	(29,446)	(206,761)	(1,625,925)	(15,688,574)
		$ 10,803,406		$ (17,887,963)

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008